SCHEDULE 14A
                                 (Rule 14a-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14A INFORMATION

        Information Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14A INFORMATION

        Information Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Information Statement
                                            [ ]  Confidential, for use of
                                                 the Commission only (as
                                                 permitted By Rule 14a-6(e)(2)).
     [ ]  Definitive proxy statement.
     [X]  Definitive additional materials.
     [ ]  Soliciting material under Rule 14a-12.


                               RTIN HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
     [ ]  No fee required.
     [ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.
          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
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     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was
          paid   previously.   Identify  the  previous  filing  by  registration
          statement number, or the Form or Schedule and the date of the filing.
          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

RTIN HOLDINGS

October 27, 2003


TO OUR SHAREHOLDERS:

Please refer to the solicitation of written consents that was sent to you on October 17, 2003 relating to the change of our corporate name from RTIN Holdings, Inc. to SafeScript Pharmacies, Inc. and the increase of our authorized shares of Common Stock from 25,000,000 to 50,000,000 shares. Although a form of consent relating to the increase in the authorized shares of Common Stock was included with that mailing, we failed to enclose a form of consent relating to the change of our corporate name.

Enclosed is the consent changing our corporate name from RTIN Holdings, Inc. to SafeScript Pharmacies, Inc. Please sign and return BOTH the enclosed form of consent and the form of consent that was previously mailed to you as soon as possible. We sincerely apologize for any inconvenience relating to the failure to include both consents in the original mailing and look forward to receiving your consent to both items.

Very truly yours,
RTIN Holdings, Inc.



Curtis M. Swanson
Chief Executive Officer

                                    ADDENDUM

                               RTIN HOLDINGS, INC.

                         WRITTEN CONSENT OF SHAREHOLDERS
                               IN LIEU OF MEETING

                                November 17, 2003

         The undersigned, representing the number of shares of RTIN Holdings, Inc., a Texas corporation (the "Company"), set forth opposite my name below does hereby consent to the following action of the Company with the same force and effect as though the following resolutions were adopted at a Meeting of the shareholders duly called and held at which all of the shares were represented in person or by proxy:

         RESOLVED, that the Company amend its Articles of Incorporation to change its name to SafeScript Pharmacies, Inc.

         FURTHER RESOLVED, that the appropriate officers of the Company are authorized and directed to sign and cause to be filed a Certificate of Amendment reflecting the foregoing change with the Secretary of State of the State of Texas, and to take such other action, sign such other documents and do such other acts as are necessary and convenient to cause the foregoing amendment to be adopted and to be in full force and effect.

         FURTHER RESOLVED, that anything done by any officer of the Company in reliance on these resolutions shall be deemed to have been authorized by the board of directors.

         This consent shall be effective as of the date set forth above regardless of whether it is signed before, on or after such date.

                        Name                      Date Signed    Number of Votes

         __________________________________       ___________      ___________
                     Signature

         __________________________________
         Print Name Exactly as Printed on
         Certificate Representing Shares of
                     Stock.